                      OPPENHEIMER QUEST VALUE FUND, INC

                  Supplement dated December 29, 2003 to the
                      Prospectus dated December 23, 2003

The Prospectus is changed as follows:

The third paragraph under the section  captioned "WHICH CLASS OF SHARES SHOULD
YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 17 is deleted  and replaced with the following:

      And for non-retirement  plan investors who invest $1 million or more, in most  cases  Class A shares  will be the most  advantageous  choice,  no matter how long you intend to hold your  shares.  For that  reason,  the
      Distributor  normally  will not accept  purchase  orders of  $500,000 or more of Class B shares (and effective  February 2, 2004, the Distributor normally will not accept  purchase orders of $250,000 or more of Class B shares) or $1 million or more of Class C shares from a single investor.

December 29, 2003                                             PS0225.027